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                                                                    EXHIBIT 99.2


         CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, I, Dale L. Medford, certify that:

To the best of my knowledge and belief, the Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended September 30, 2002 by The Reynolds and Reynolds Company and to which this certification is appended, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of The Reynolds and Reynolds Company.

                                            /s/ Dale L. Medford
                                            ------------------------------
                                            Dale L. Medford
                                            Executive Vice President
                                            and Chief Financial Officer